ETFS TRUST

(the “Trust”)

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

(each a “Fund” and together the “Funds”)

Supplement dated September 27, 2018 (“Supplement”) to the currently effective

Prospectus and Statement of Additional Information (“SAI”) for the Funds

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Funds and should be read in conjunction with the Prospectus and SAI.

Approval of Investment Advisory Agreement by Shareholders of

ETFS Bloomberg All Commodity Strategy K-1 Free ETF and

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

As previously announced on April 27, 2018, Aberdeen Asset Management Inc., an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, acquired the membership interests in ETF Securities Advisors LLC (the “Advisor”) and became the Advisor’s parent company (the “Transaction”) resulting in the assignment and the automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor. In anticipation of the closing of the Transaction, at a special in-person meeting of the Board held on April 23, 2018, the Board approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”) that would remain in effect until approval by the Funds’ shareholders of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”).

At a Special Meeting of the Shareholders of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF and ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF held on September 24, 2018, the Shareholders entitled to vote approved the New Advisory Agreement. As previously announced on September 21, 2018, the New Advisory Agreement was approved by the Shareholders of the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF at a Special Meeting of Shareholders held on September 18, 2018.

Under the New Advisory Agreement, the material terms and compensation payable to the Advisor are identical to those of the Interim Advisory Agreement except with respect to the effective date, duration and termination provisions, and the payment of advisory fees through an escrow account, which is discussed in additional detail in the Funds’ proxy statement dated July 2, 2018, which was mailed to shareholders on or about July 8, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE